UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  August 7, 2007

Equity One, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.

1600 NE Miami Gardens Drive
North Miami Beach, Florida  33179
(Address of Principal Executive Offices) (Zip Code)

(305) 947-1664
(Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

On August 7, 2007, Equity One, Inc. (the “Company”) announced its financial results for the three and six-month periods ended June 30, 2007. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Information Package is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On August 7, 2007, the Company announced its financial results for the three and six-month periods ended June 30, 2007.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Supplemental Information Package is furnished as Exhibit 99.2 to report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01(c) Exhibits

(a)     Financial Statements of Business Acquired.

Not applicable

(b)    Pro Forma Financial Information.

Not applicable

(c)     Exhibits

99.1 — Earnings Press Release of Equity One, Inc. dated August 7, 2007.

99.2 — Supplemental Information Package of Equity One, Inc. June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 7, 2007	EQUITY ONE, INC.
	By:	/s/ Gregory R. Andrews
Gregory R. Andrews Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Earnings Press Release of Equity One, Inc. dated August 7, 2007

99.2	Supplemental Information Package of Equity One, Inc. June 30, 2007